UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 6, 2019

TENNECO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12387	76-0515284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Tenneco Inc. (the “Company”) is hereby amending Item 5.02 of its Current Report on Form 8-K, dated February 6, 2019, in its entirety as set forth below to report that on May 15, 2019, the Board of Directors (“Board”) appointed Denise Gray to the Nominating and Governance Committee. When Ms. Gray was appointed to the Board in February 2019, the Board had not determined on which committee she would serve.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 6, 2019, upon the nomination of the Nominating and Governance Committee, the Company’s Board appointed Ms. Denise Gray to serve as an independent member of the Board, effective March 1, 2019, for a term that will expire at the Company’s 2019 annual meeting of stockholders.

On May 15, 2019, following her re-election to the Board of Directors at the annual meeting of stockholders, the Board appointed Ms. Gray to its Nominating and Governance Committee.

Ms. Gray, age 55, has been the President of LG Chem Michigan Inc. Tech Center, a producer of lithium-ion batteries for the automotive industry, since March 2018. Prior to that, she was President and Chief Executive Officer of LG Chem Power, Inc., a company focused on bringing lithium-ion polymer battery technology to North America for applications in the automotive and commercial markets from September 2015. From March 2013 to September 2015 she was Vice President – Powertrain Electrification at AVL in Graz, Austria and North America. Ms. Gray began her career with General Motors, where she spent over 30 years in varying engineering and management roles.

Ms. Gray will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: May 15, 2019	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary